PURCHASE AGREEMENT

              This Purchase Agreement (the “Agreement”) is made this 15th day of December 2008 at Makati, Philippines by and between:

MAGELLAN COPPER AND GOLD plc, an English company with office address at Suite 106 8-10 Hallam Street, London W1W6JE, represented in this Agreement by its directors, Cameron Reynolds and Guy Innes (hereinafter referred to as the “Seller”);

- and -

SOLFOTARA MINING CORP., a Canadian company with office address at c/o Maitland and Company, 625 Howe St., Vancouver, B.C., Canada, represented in this Agreement by its President, Brian Lueck (hereinafter referred to as the “Buyer”).

-and-

MAGELLAN ACQUISITION CORP., a Nevada company with office address at 8275 S. Eastern Avenue Suite 200 Las Vegas, NV 89123 and Incorporation Number #E0504812008-8) represented by its Director David K. Ryan (herein after referred to as “MAC”).

-and-

PENGRAM CORPORATION, a corporation duly formed under the laws of Nevada with its principal office at 1200 Dupont Street, Suite 2J, Bellingham, WA 98225 represented by its President and Director Richard W. Donaldson (herein after referred to as “PENGRAM”).

WITNESSETH WHEREAS THAT:

               A.               The Seller owns 100% percent of the issued and outstanding shares of Magellan Resources Pte Ltd. (hereinafter referred to as “Magellan Singapore”) and St. Anthony Resources Pte Ltd. (hereinafter referred to as “St. Anthony Singapore”) both registered under the laws of Singapore with office address at 213 Henderson Road, #02-01 Henderson Industrial Park, Singapore 159553 (hereinafter collectively referred to as the “Singapore Companies”);

               B.               Magellan Singapore owns 100% of the issued and outstanding subscribed shares, in its own name and through nominees owning nominal shares, of the following Philippine companies: Magellan Metals, Inc. Columbus Minerals, Inc. and Livingstone Minerals, Inc. (collectively the “Magellan Subsidiaries”).

               C.               St. Anthony Singapore owns 40% of the issued and outstanding shares of the Philippine company Da Gama Minerals, Inc., while 60% of the issued and outstanding shares are owned by St. Anthony’s Filipino partner and his nominees. (“Da Gama”) (the Magellan Subsidiaries and Da Gama collectively called the “Philippine Companies”)

               D.               The Seller wishes to sell 100% of its issued and outstanding shares, rights and/or interests in Magellan Singapore and St. Anthony Singapore (hereinafter collectively referred to as the “Singapore Companies”) and has offered the same to Buyer.

               E.               The Buyer has signified its willingness to purchase 100% of Seller’s issued and outstanding shares, rights and/or interests in the Singapore Companies.

               F.                The Seller and the Buyer have reached an agreement, which has been agreed to and acknowledged by MAC and PENGRAM for due consideration, for the Seller to sell and for the Buyer to purchase 100% of Seller’s issued and outstanding shares, rights and/or interests in the Singapore Companies upon the terms and conditions set out below.

               G.                The Buyer has currently issued approximately 22,404.650 shares and 32,404,650 shares fully diluted.

               H.                MAC and PENGRAM have entered into a previous agreement (the MAC Agreement) with the Seller to acquire the Singapore Companies and pursuant to the MAC Agreement has advanced US $100,000 (the MAC Advance)

               NOW THEREFORE, for and in consideration of the payment of US$40,000.00 to the seller and the four (4) million shares of Solfotara to the Seller and MAC (as outlined in Section1), the Seller and the Buyer (hereinafter referred to collectively as the “Parties”) agree as follows:

1.	CONSIDERATION

               The Seller will sell and transfer to the Buyer 100% of its issued and outstanding shares, rights and/or interests in the Singapore Companies (the “Selling Shares”) for the amount of FORTY THOUSAND US DOLLARS [US$40,000.00 (hereinafter referred as the “Selling Price”)] and in consideration of Buyer’s issuance of THREE MILLION SEVEN HUNDRED FIFTY THOUSAND (3,750,000) of Solfotara shares in Seller’s name AND TWO HUNDRED FIFTY THOUSAND (250,000) of Solfotara shares in MAC’s name (hereinafter referred to as the “Shares” or “Additional Consideration”).

2.	TERMS OF PAYMENT

               The Selling Price shall be paid in cash and the stock certificate as Additional Consideration shall be issued and delivered to the Seller upon execution of this Agreement.

               For avoidance of doubt, the execution of this Agreement, payment of the Selling price, issuance and delivery of the Additional Payment and delivery of the documents stated in Clause 3 shall be simultaneous.

3.	OBLIGATIONS OF THE SELLER

3.1                Upon execution of this Agreement the Seller shall deliver to the Buyer the following:

(a)                In respect of the Singapore Companies:

i. Deeds of Sale of the Shares of Stock in the Singapore Companies substantially in the form provided herein as Annex “A”; and that the stated value of the shares is for the purpose of computing the Singapore stamp duty only, and is not intended as additional consideration to be paid by the Buyer to the Seller.

ii. original copies of the Certificate of Registration and other corporate documents, including but not limited to the Memorandum of Association and By-Laws;

iii. original copies of all directors and shareholders minutes;

iv. company seal;

v. stock certificates issued to shareholders;

vi. resignation letters of all officers and directors;

vii. unsigned audited financial statements for the period from the Date of Incorporation to 31 December 2007 and management accounts up to November 30 2008.

(b)                In respect of the Philippine Companies:

i. In the event some of the shares of stock in the Philippine Companies are held by nominee director/s, then Buyer can oblige Seller to instruct their nominees to deliver a Deed of Sale of Shares of Stock, or Declaration of Trust for any of the Philippine Companies in favor of the Buyer or its nominees.

ii. resignation letters of officers and directors of the Philippine companies.

iii. original stock certificates issued to all shareholders;

iv. original Certificate of Incorporation issued by the

Securities and Exchange Commission (SEC), articles of incorporation and by-laws and all amendments thereto;

v. original copies of all directors and shareholders minutes;

vi. company seal;

vii. stock and transfer book and stock certificate booklets;

viii. original copies of the Bureau of Internal Revenue Certificate of Registration (“BIR”), all books of accounts and BIR issued official receipts (used or unused), original copies of BIR payments and/or annual and quarterly tax returns;

ix. original copy of the Business License and receipt/s of payment thereof;

x. unsigned audited financial statements for 2007 and management accounts up to December 1st 2008

xi. invoices for payments;

xii. details of bank accounts, passbook/s and all unused check books;

xiii. SSS, Philhealth and Pag-Ibig registration documents and proof of payment of contributions made on behalf of all its employees;

xiv. original copies of existing contracts/agreements;

xv. list of current employees, if there are any, and copies of their employment contracts; and

3.2                Seller undertakes to surrender any other documents, not included in the above-enumeration, pertinent and necessary for the operation of the Singapore Companies and the Philippine Companies.

4.	OBLIGATIONS OF THE BUYER

               4.1                Upon execution and fulfillment of all of Seller’s and obligations in Clause 3 of this Agreement, the Buyer undertakes to assume all the debts, obligations and liabilities of the Singapore Companies and the Philippine Companies. As of the execution of this Agreement, Seller has represented to the Buyer that the Singapore Companies and the Philippine Companies have recorded debts to various individuals and entities in the total amount of US$285,000.00. The Philippine Companies have additional unrecorded debts to VERALAW in the amount of US$ 30,000 as of the signing of this agreement.

               4.2                Buyer agrees to pay to the seller an additional US$185,000.00 (hereinafter referred to as the “London Debt”) as per schedule 4.2.1, . In the event the debts of the Singapore Companies and the Philippine Companies exceed the amount disclosed herein, the buyer shall have the right to reduce the payments of the London Debt by any amounts later to be found in excess of the amounts of US$285,000 assumed in the Singapore and local companies under 4.1 above. For the sake of clarity, the Buyer accepts no further debts and will be liable for no further payments for any debts of the Seller, either past or future. This payment, once completed will end all of the buyer’s obligations to the Seller.

4.2.1                As a sign of Buyer’s interest in pursuing this Agreement, upon execution of this Agreement the Buyer shall pay directly to the Seller the following amounts in order to pay to the seller the US$185,000 London Debt: payment of US$40,000.00 on the monthly anniversary of this agreement for the first four (4) months (being January 15th, February 15th, March 15th & Apr 15th 2009); and a final payment of US$25,000.00 on the 15th of May 2009.

4.2.2                Upon receipt of the above monthly payments, the Seller is solely responsible to pay its debtors with respect to the London Debt.

               4.3                Buyer agrees to pay the amount of US$100,000.00 owed to MAC, a corporation duly formed under the laws of Nevada, with principal office at 8275 S. Eastern Avenue Suite 200 Las Vegas, NV 89123 as follows;

4.3.1                The Buyer shall pay directly to MAC, on behalf of the Seller, as owner of the Singapore Companies, the aforesaid debt under the following payment schedule: (a)payment of US$20,000.00 within three days of signing this agreement, and $30,000 on March 15, 2009; and (b) payment of the balance of US$50,000.00 on June 15, 2009. MAC shall provide the Buyer bank details for purposes of remitting the payments.

4.3.2                Buyer shall execute Promissory Notes in the form attached as Annex ‘B’ to this agreement for the future payments to be made to MAC

In consideration of the shares to be issued to MAC pursuant to paragraph 1 of this agreement and the payments to be made and promissory notes to be issued pursuant to this paragraph 4.3, both MAC and PENGRAM agree to assign to the Buyer their right to be repaid the MAC Advance and to relinquish any rights they may have under the MAC Agreement to acquire the Singapore Companies.

5.	REPRESENTATIONS AND WARRANTIES

5.1                Seller hereby represents and warrants to Buyer that;

               (a)                it is a duly organized, validly existing and in good standing under and by virtue of the laws of United Kingdom;

               (b)                it has the requisite corporate power and authority to enter into and perform its obligations under this Agreement;

               (c)                it is the absolute legal and beneficial owned of the shares in the Singapore Companies

               (d)                it has obtained all the corporate authorizations required or necessary for the execution and delivery of this Agreement, the performance of its obligations herein, and the transfer of the shares, and all such authorizations remain valid and effective.

               (e)                its obligations under this Agreement are enforceable against Seller in accordance with their terms and conditions;

               (f)                the execution of this Agreement and performance of its obligations in this Agreement do not violate any provision of the Articles of Incorporation and By-Laws of the Seller, nor any provision of any existing law, rule, regulation, judgment or order of any court, government agency, or arbitrator, applicable or affecting the Seller, which violation may cause or result in the termination, suspension or revision of this Agreement, nor constitute an event of default under any other agreement to which Seller is a party which may cause or result in the termination, suspension or revision of this Agreement or which may reasonably be expected to have a material adverse effect on any of the rights and obligations of Buyer under this Agreement;

               (g)                there is no legal, administrative or arbitral action, suit or proceeding pending or, to the best knowledge of Seller threatened against or affecting it, the Singapore Companies and the Philippine Companies which relates to this Agreement, or which enjoins the execution, delivery, performance of this Agreement, or will cause or result in the termination, suspension, or revision of this Agreement;

               (h)                it has no other debts, obligations and liabilities except those referred to in Clause 4 of this Agreement;

               (i)                each of the Singapore Companies and Philippine Companies are duly organized, validly existing and in good standing under and by virtue of the laws of their jurisdiction of incorporation;

               (j)                the Singapore Companies and Philippine Companies have no other debts, obligations and liabilities except those referred to in Clause 4 of this Agreement;

               (k)                Seller owns good, valid and marketable title to its shares of stock in the Singapore Companies, free and clear of any and all mortgages, liens, charges, restrictions, pledges, assignments, fiduciary transfers, security rights, security interests or any encumbrance or claim;

               (l)                No person has any agreement, right or option, present or future, contingent, absolute or capable of becoming an agreement, right or option or which with the passage of time or the occurrence of any

(i)

to require any of the Singapore Companies to issue any further or other shares in their capital or any other security convertible or exchangeable into shares in their capital or to convert or exchange any securities into or for shares in the capital of any of the Singapore Companies;

(ii)	for the issue or allotment of any unissued shares in the capital of any of the Singapore Companies;

(iii)	to require any of the Singapore Companies to purchase, redeem or otherwise acquire any of the issued and outstanding shares in their capital; or

(iv)	to acquire the Selling Shares or any of them;

               (l)                Seller, as owner of 100% of the issued and outstanding shares in the Singapore Companies, warrants that the Singapore Companies own good, valid and marketable title to its shares of stock in the Philippine Companies, free and clear of any and all mortgages, liens, charges, restrictions, pledges, assignments, fiduciary transfers, security rights, security interests or any encumbrance or claim;

               (m)               No person has any agreement, right or option, present or future, contingent, absolute or capable of becoming an agreement, right or option or which with the passage of time or the occurrence of any event could become an agreement, right or option:

(i)

to require any of the Philippine Companies to issue any further or other shares in their capital or any other security convertible or exchangeable into shares in their capital or to convert or exchange any securities into or for shares in the capital of any of the Philippine Companies;

(ii)	for the issue or allotment of any unissued shares in the capital of any of the Philippine Companies; or

(iii)	to require any of the Philippine Companies to purchase, redeem or otherwise acquire any of the issued and outstanding shares in their capital;

               (n)               Seller, as the indirect owner of 100% of the issued and outstanding shares in the Magellan Subsidiaries and the indirect owner of 40% of Da Gama warrants that the Philippine Subsidiaries own good, valid and marketable title to their respective property and assets free and clear of all mortgages, liens, loans, and encumbrances, except such encumbrances and liens disclosed herein;

               (o)               the Singapore Companies were set up in accordance with the laws or Singapore solely to facilitate the ownership, directly and indirectly, of mining concessions in a foreign country and have been used for no other purpose;

               (p)                since their respective dates of incorporation, the businesses of the Singapore and Philippine Companies have been carried on in the ordinary course and, other than as disclosed in this Agreement, there has not occurred any material adverse change, financial or otherwise, in the assets, liabilities (contingent or otherwise), business, financial condition or prospects of any of them or in their capital since November 15th, 2008;

               (q)                the financial records of all of Singapore and Philippine Companies have been kept in accordance with applicable law;

               (r)                none of the Singapore or Philippine Companies has any guarantees, indemnities or contingent or indirect obligations with respect to the liabilities or obligations of any other person (including any obligation to service the debt of or otherwise acquire an obligation of another person or to supply funds to, or otherwise maintain any working capital or other balance sheet condition of any other person);

               (s)                all material transactions of the Singapore and Philippine Companies have been promptly and properly recorded or filed in or with their respective books and records. The minute books of the Singapore and Philippine Companies contain records of all the meetings and proceedings of their respective shareholders and directors, where applicable;

               (t)                all tax returns and reports of the Singapore and Philippine Companies required by law to be filed before the date of this Agreement have been filed and are true, complete and correct, and all taxes and other government charges have been paid or accrued;

               (u)                none of the Singapore or Philippine Companies has received notice of any reviews, reassessments, or queries regarding irregularities in respect of any tax filing or other like filing relating to any of the Singapore and Philippine Companies;

               (x)                there are no amounts outstanding and unpaid for which any of Singapore or Philippine Companies has previously claimed a deduction under their respective governing income tax legislation;

                (aa)                none of the Singapore or Philippine Companies has received written notice of any administrative or judicial judgment or case (other than the East-Sun vs Peter Draper case, of which the parties are aware), order, decree or proceeding that relates to violation of environmental laws or other laws with respect to the mineral interests of the Philippine Companies or the release, discharge, emission or disposal of hazardous materials or substances on, to, from or under the properties or that relates to a violation of environment laws that has not been remediated to the satisfaction of the applicable governmental authority with jurisdiction over such release, discharge, emission or disposal;

               (bb)                is not aware of any release of hazardous materials on, to, or from or under the mineral properties of the Philippine Companies;

               (cc)                the compliance by Seller with the provisions of this Agreement and the consummation of the transactions contemplated herein do not require the consent, approval or authorization of, or registration or qualification with, any governmental authority, stock exchange, securities regulatory authority or other person;

               (dd)                there is no action, suit, litigation, arbitration proceeding, governmental proceeding, investigation or claim, including appeals and applications for review, in progress or pending or threatened against or relating to any of the Singapore or Philippine Companies or affecting any of their assets or business, or their mineral interests, before any court, governmental department, commission, board, bureau or agency, or arbitration panel, and there is not presently outstanding against the Singapore or Philippine Companies or the mineral interests any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency or arbitrator, which might materially and adversely affect the Singapore or Philippine Companies of their respective assets, business, future prospects or financial condition, or their mineral interests;

               (ee)                none of the Singapore or Philippine Companies is in material breach of any law, ordinance, statute, regulation, bylaw, order, decree, or permit to which it is subject or which applies to it, and the uses to which the assets of any of them have been put are not in breach of any law, ordinance, statute, regulation, bylaw, order, decree or permit;

               (ff)                the Singapore Companies do not carry on business anywhere other than Singapore, and the Philippine Companies do not carry on business anywhere other than the Philippines;

               (gg)                neither the making of this Agreement, the completion of the transactions contemplated by it, nor the performance of or compliance with its terms will violate the memorandum or articles or constating documents of any of the Singapore or Philippine Companies or any agreement to which any of the Singapore or Philippine Companies is a party; nor will they give any person or company any right to terminate or cancel any agreement or any right enjoyed by the Singapore or Philippine Companies; or result in the creation or imposition of any encumbrances in favour of a third party upon or against the assets of the Singapore or Philippine Companies or the Selling Shares;

               (hh)                none of the Singapore or Philippine Companies is party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the execution and delivery by the Seller of this Agreement or the performance by the Seller of any of the terms hereof;

               (ii)                the execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions herein provided for, will not result in the breach or violation in any material respect of any of the provisions of, or constitute a default under, or conflict with any laws applicable to the Singapore or Philippine Companies;

               (jj)                the Seller does not have any specific information relating to any of the Singapore or Philippine Companies which is not generally known or which has not been disclosed to the Buyer and which if known could reasonably be expected to have a materially adverse effect on the value of the Selling Shares;

               (kk)                the execution and delivery of this Agreement and all documents related to the closing of the transaction contemplated in this Agreement have been or will be on or before the closing date duly authorized by all necessary and appropriate corporate proceedings of both the Seller;

               (ll)                all information furnished by the Seller in connection with the negotiation and preparation of this Agreement is true and accurate in all respects and not misleading and does not omit any facts, the omission of which will make any information misleading; and

               (mm)                it acknowledges that the Buyer is not currently a “reporting issuer” under the applicable securities legislation of the Province of British Columbia or of any other jurisdiction and as such have been independently advised as to the applicable hold period imposed in respect of the Shares and confirms that no representation has been made respecting the applicable hold periods for the Shares and are aware of the risks and other characteristics of the Shares and of the fact that the Seller may not be able to resell all or any of the Shares or except in accordance with the applicable securities legislation and regulatory policies.

5.2                Buyer hereby represents and warrants to Seller that:

               (a)                it is a duly organized, validly existing and in good standing under and by virtue of the laws of Canada;

               (b)                it has the requisite corporate power and authority to enter into and perform its obligations under this Agreement;

               (c)                it has obtained all the corporate authorizations required or necessary for the execution and delivery of this Agreement, the performance of its obligations herein and all such authorizations remain valid and effective.

               (d)                its obligations under this Agreement are enforceable against Buyer in accordance with their terms and conditions;

               (e)                the execution of this Agreement and performance of its obligations in this Agreement do not violate any provision of its Articles of Incorporation and By-Laws, nor any provision of any existing law, rule, regulation, judgment or order of any court, government agency, or arbitrator, applicable or affecting the Buyer, which violation may cause or result in the termination, suspension or revision of this Agreement, nor constitute an event of default under any other agreement to which Buyer is a party which may cause or result in the termination, suspension or revision of this Agreement or which may reasonably be expected to have a material adverse effect on any of the rights and obligations of Seller under this Agreement;

                (f)                Buyer owns good, valid and marketable title to its shares of stock, free and clear of any and all mortgages, liens, charges, restrictions, pledges, assignments, fiduciary transfers, security rights, security interests or any encumbrance or claim; and

               (g)                all information furnished by the Buyer in connection with the negotiation and preparation of this Agreement is true and accurate in all respects and not misleading and does not omit any facts, the omission of which will make any information misleading.

6.	TAXES, EXPENSES AND OTHER CHARGES

               6.1                Taxes to effect the transfer of the shares of the Singapore Companies to the Buyer and the shares of stock in the Philippine Companies held by nominee director/s of the Singapore Companies to Buyer’s nominees shall be for the account of the Seller.

               6.2                All other costs and related expenses which may be incurred in the execution of this Agreement shall be for the account of the Buyer.

7.	ENTIRE AGREEMENT

               This Agreement encompasses all the terms and conditions for the transfer of ownership of the Singapore Companies from the Seller to the Buyer. Unless otherwise provided under this Agreement, the parties agree that upon execution of this Agreement, the parties shall have no further obligation of whatsoever nature to the other.

8.	SEVERABILITY

               If any part, term or provision of this Agreement shall become invalid or unenforceable, the validity or enforceability of the remaining portions or provisions shall not be affected, and the rights and obligations of the Parties shall be construed as if this Agreement did not contain the invalid or unenforceable part, term or provision.

9.	COUNTERPARTS

               This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute but one and the same Agreement by and among the Parties.

10.	ARBITRATION

               All disputes, or differences which may arise between the Parties, out of, or in relation to, or in connection with this Agreement, or for the breach thereof shall be finally settled by arbitration in the Province of British Columbia Canada. The award rendered by the arbitrator(s) shall be final and binding upon both Parties concerned.

11.	APPLICABLE LAWS

               This Agreement will be governed by and construed in accordance with the laws of The Province of British Columbia Canada..

12.	EFFECTIVITY

               This Agreement shall be deemed effective on the date of its execution.

               IN WITNESS WHEREOF, we have hereunto signed in counterpart this Purchase Agreement this 15th day of December 2008..

MAGELLAN COPPER AND GOLD plc

By: /s/ Cameron Reynolds	/s/ Guy Innes

CAMERON REYNOLDS	GUY INNES
Director	Director

SOLFOTARA MINING CORP.

By: /s/ Brian Lueck

BRIAN LUECK
President

We agree to the above:

Magellan Acquisition Corp. MAC

By: /s/ David K. Rayn

David K. Ryan
Director

Pengram Corporation

 By: /s/ Richard W. Donaldson

Richard W. Donaldson
President and Director

ACKNOWLEDGEMENT

               BEFORE ME, a witness for and in the City of Singapore, this 12 day of December, 2008, personally appeared the following:

NAME	PASSPORT NO.	DATE/PLACE OF ISSUE

1. Cameron Reynolds	XXXXXXXX	XXXXXXXXXXXXXX

WITNESS BY	IDENTITY NO.	DATE/PLACE OF ISSUE

Sarah Lee Hwee Hoon	XXXXXXXXX	XXXXXXXXXXXXXX

               BEFORE ME, a Notary Public for and in the City of Tonnay-Charente, this 12 day of December, 2008, personally appeared the following:

NAME	PASSPORT NO.	DATE/PLACE OF ISSUE

2. Guy Innes	XXXXXXXXX	XXXXXXXXXXXXXX

known to me and to be known to be the same persons who executed the foregoing instrument and they acknowledged to me that the same are their free and voluntary act and deed as well as that of the Corporations represented.

               WITNESS MY HAND AND NOTARIAL SEAL on the date and place first above written.

Je soussignée Virginie DUPRAT
Notaire associé à TONNAY-CHARENT
Certifie que la signature appose,	/s/ Notarial stamp and signature
ci-contre est bien celle de Mr. Guy Innes
TONNARY-CHARENT
LE: 12/12/2008

     BEFORE ME, a Notary Public for and in the City of ________________, this _____day of ______________, 2008, personally appeared the following:

NAME	PASSPORT NO.	DATE/PLACE OF ISSUE

3. Brian Lueck	XXXXXXXXX	XXXXXXXXXXXXXX

known to me and to be known to be the same persons who executed the foregoing instrument and they acknowledged to me that the same are their free and voluntary act and deed as well as that of the Corporations represented.

               WITNESS MY HAND AND NOTARIAL SEAL on the date and place first above written.

               BEFORE ME, a Notary Public for and in the Province of British Columbia, this 15th day of December, 2008, personally appeared the following:

NAME	PASSPORT NO.	DATE/PLACE OF ISSUE
4. David K. Ryan	N/A	N/A

known to me and to be known to be the same person who executed the foregoing instrument and he acknowledged to me that the same are his free and voluntary act and deed as well as that of the Corporations represented.

WITNESS MY HAND AND NOTARIAL SEAL on the date and place first above written.

/s/ Notarial signature
STEPHEN F.X. O’NEILL
Barrister & Solicitor
Suite 950, Scotia Tower
650 West Georgia Street, PO Box 11587
Vancouver, B.C., V6B 4N8 CANADA

               BEFORE ME, a Notary Public for and in the Province of British

Columbia, this 15th day of December, 2008, personally appeared the following:

NAME	PASSPORT NO.	DATE/PLACE OF ISSUE

5. Richard W. Donaldson	N/A	N/A

known to me and to be known to be the same person who executed the foregoing instrument and he acknowledged to me that the same are his free and voluntary act and deed as well as that of the Corporations represented.

               WITNESS MY HAND AND NOTARIAL SEAL on the date and place first above written.

/s/ Notarial signature
STEPHEN F.X. O’NEILL
Barrister & Solicitor
Suite 950, Scotia Tower
650 West Georgia Street, PO Box 11587
Vancouver, B.C., V6B 4N8 CANADA

Doc. No. ______;
Page No. ______;
Book No. ______;
Series of 2008.

ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES	)
MAKATI CITY	)S.S.

               BEFORE ME, a Notary Public in and for Makati City 14th day of December, 2008, personally appeared:

Name	Passport No.	Date/Place Of Issue
Brian Lueck	XXXXXXXXX	XXXXXXXXXXXXXX

known to me and to me known to be the same persons who executed the foregoing instrument and they acknowledged to me that the same are their free and voluntary act and deed.

               IN WITNESS WHEROF, I have hereunto set my hand and affixed my official seal at Makati City, Philippines on the day and year first above written.

Doc. No. 189;
Page No. 38;
Book No. I;
Series of 2008.

/s/ Notarial signature
ATTY. JENNIFER D. FAJELAGUTAN
NOTARY PUBLIC UNTIL 31 DEC. 2009
1011 METROPOLITAN AVE., MAKATI CITY
APPOINTMENT NO M-390
PTR NO. 0993043/1-08-08/MAKATI CITY
IBP NO. 734925/1-07-08/MAKATIY CITY
ROLL NO. 46258

Annex “A”

DEED OF SALE OF SHARES OF STOCK

KNOW ALL MEN BY THESE PRESENTS:

               This Deed of Sale made and entered into by and between:

MAGELLAN COPPER AND GOLD plc, an English company with office address at Suite 106 8-10 Hallam Street, London W1W6JE, represented in this Agreement by its directors, Cameron Reynolds and Guy Innes (hereinafter referred to as the “Vendor”);

- and -

SOLFOTARA MINING CORP., a Canadian company with office address at c/o Maitland and Company, 625 Howe St., Vancouver, B.C., represented in this Agreement by its President, Brian Lueck (hereinafter referred to as the “Vendee”).

WITNESSETH THAT:

               WHEREAS, the VENDOR owns 3,736,394 shares of the issued and outstanding shares of MAGELLAN RESOURCES PTE LTD, a corporation duly organized and existing under and by virtue of the laws of Singapore with registered office address at Blk 213 Henderson Road #02-01 Singapore 159553;

               WHEREAS, this share is evidenced by Certificate of Stock No. 4;

WHEREAS, the VENDOR is willing to sell and the VENDEE is willing to purchase the 3,736,394 shares representing all of the issued and outstanding share of the VENDOR in MAGELLAN RESOURCES PTE LTD for the total consideration of 1,242,350 SINGAPORE DOLLARS.

               NOW THEREFORE, for and in consideration of the foregoing premises, the parties hereby agree as follows, to wit:

               1.                For and in consideration of the sum of 1,242,350 SINGAPORE DOLLARS, receipt of which is hereby acknowledged by the VENDOR, the VENDOR hereby TRANSFERS AND CONVEYS unto the VENDEE all his rights, title and interest as stockholder-subscriber to all of the capital stock of MAGELLAN RESOURCES PTE LTD to the extent of 3,736,394 shares at the agreed consideration of 1,242,350 SINGAPORE DOLLARS, free from all liens and encumbrances; and

               2.                The VENDOR hereby authorizes the VENDEE to acquire the above-mentioned share with the same legal and binding effect as if the said share has been originally subscribed to by the VENDEE.

               IN WITNESS WHEREOF, the parties have hereunto signed this Deed of Sale of Shares of Stock this 15 day of December, 2008.

Signed By
MAGELLAN COPPER AND GOLD plc
was hereunto affixed in the presence of:	-) ___________________________________
) Director
) Cameron John Reynolds
)
Name:	)
Passport No.:	)
Address:	)
)
) ___________________________________
Witness

SOLFOTARA MINING CORP.
was hereunto affixed in the presence of:	-) ___________________________________
)President
)BRIAN LUECK
)
Name:	)
Passport No.:	)
Address:	)
)
) ___________________________________
Witness

Doc. No. ______;
Page No. ______;
Book No. ______;
Series of 2008.

Annex “A”

DEED OF SALE OF SHARES OF STOCK

KNOW ALL MEN BY THESE PRESENTS:

               This Deed of Sale made and entered into by and between:

MAGELLAN COPPER AND GOLD plc, an English company with office address at Suite 106 8-10 Hallam Street, London W1W6JE, represented in this Agreement by its directors, Cameron Reynolds and Guy Innes (hereinafter referred to as the “Vendor”);

- and -

SOLFOTARA MINING CORP., a Canadian company with office address at c/o Maitland and Company 625 Howe St., Vancouver, B.C., represented in this Agreement by its President, Brian Lueck (hereinafter referred to as the “Vendee”).

WITNESSETH THAT:

               WHEREAS, the VENDOR owns 76,772 shares of the issued and outstanding shares of ST ANTHONY RESOURCES PTE LTD, a corporation duly organized and existing under and by virtue of the laws of Singapore with registered office address at Blk 213 Henderson Road #02-01 Singapore 159553;

               WHEREAS, this share is evidenced by Certificate of Stock No. 4;

WHEREAS, the VENDOR is willing to sell and the VENDEE is willing to purchase the 76,772 shares representing all of the issued and outstanding share of the VENDOR in ST ANTHONY RESOURCES PTE LTD for the total consideration of 65,387 SINGAPORE DOLLARS.

               NOW THEREFORE, for and in consideration of the foregoing premises, the parties hereby agree as follows, to wit:

               1.                For and in consideration of the sum of 65,387 SINGAPORE DOLLARS, receipt of which is hereby acknowledged by the VENDOR, the VENDOR hereby TRANSFERS AND CONVEYS unto the VENDEE all his rights, title and interest as stockholder-subscriber to all of the capital stock of ST ANTHONY RESOURCES PTE LTD to the extent of 76,772 shares at the agreed consideration of 65,387 SINGAPORE DOLLARS, free from all liens and encumbrances; and

               2.                The VENDOR hereby authorizes the VENDEE to acquire the above-mentioned share with the same legal and binding effect as if the said share has been originally subscribed to by the VENDEE.

               IN WITNESS WHEREOF, the parties have hereunto signed this Deed of Sale of Shares of Stock this 15 day of December, 2008.

Signed By

MAGELLAN COPPER AND GOLD plc
was hereunto affixed in the presence of:	-)___________________________________
) Director
) Cameron John Reynolds
)
Name:	)
Passport No.:	)
Address:	)
)
) ___________________________________
Witness

SOLFOTARA MINING CORP.
was hereunto affixed in the presence of:	-) ___________________________________
) President
) BRIAN LUECK
)
Name:	)
Passport No.:	)
Address:	)
)
) ___________________________________
Witness

Doc. No. ______;
Page No. ______;
Book No. ______;
Series of 2008.

ROMISSORY NOTE: ANNEX ‘B’

FOR VALUE RECEIVED the undersigned hereby promises to pay to or to the order of Magellan Acquisition Corp. ("MAC") at Vancouver, BC, Canada on March 15, 2009, the principal sum of US $30,000 with no interest.

The undersigned waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The undersigned agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by MAC and in every case payment will be made to the holder of this Promissory Note instead of MAC upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and MAC or by any equities existing between the undersigned and MAC and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED at Vancouver, BC, Canada this 12th day of December, 2008

SOLFOTARA MINING CORP0RATION

Per:
	________________________________	CORPORATE
SEAL
Brian Lueck, President

PROMISSORY NOTE: ANNEX ‘B’

FOR VALUE RECEIVED the undersigned hereby promises to pay to or to the order of Magellan Acquisition Corp. ("MAC") at Vancouver, BC, Canada on June 15, 2009, the principal sum of US $50,000 with no interest.

The undersigned waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The undersigned agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by MAC and in every case payment will be made to the holder of this Promissory Note instead of MAC upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and MAC or by any equities existing between the undersigned and MAC and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED at Vancouver, BC, Canada this 12th day of December, 2008

SOLFOTARA MINING CORP0RATION

Per:
	________________________________	CORPORATE
SEAL
Brian Lueck, President